Exhibit 10.7

Pulte Capital Partners LLC

[address]

____________, 2015

Pulte Acquisition Corp.
321 N. Clark Street, Suite 500
Chicago, IL 60654

Ladies and Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Pulte Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of an acquisition transaction or the distribution of the trust account to the Company’s then public shareholders (as described in the Registration Statement), Pulte Capital Partners LLC (the “Firm”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at [___________________] (or any successor location). In exchange therefor, the Company shall pay the Firm at the rate of $7,500 per month.

Very truly yours,

PULTE CAPITAL PARTNERS LLC

By:
Name:
Title:

Agreed to and Accepted as of the date first written
above by:

PULTE ACQUISITION CORP.

By:
Name:
Title: